Care and Maintenance Expense	12 Months Ended
Dec. 31, 2022
Care and Maintenance [Abstract]
Care and Maintenance Expense	CARE AND MAINTENANCE EXPENSE
During the year ended December 31, 2022, the Company incurred total care and maintenance costs of $9.5 million (2021 – $15.3 million).
Care and maintenance expense for the year ended December 31, 2022 includes $8.7 million incurred at RDM mainly related to the temporary suspension of mining and plant operations in mid-May through early July due to a delay in receiving permits for the scheduled tailings storage facility raise.
Care and maintenance expense for the year ended December 31, 2021 includes $14.2 million incurred at Los Filos resulting from a delayed restart in the first quarter of 2021 following the community blockade from September 2020 to December 2020 and the temporary suspension of operations resulting from a community blockade in July 2021.